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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): MAY 4, 1999


                            WINSLOEW FURNITURE, INC.
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
                 (State or other jurisdiction of incorporation)



                  0-25246                                63-1127982
         (Commission File Number)           (I.R.S. Employer Identification No.)



            160 VILLAGE STREET
            BIRMINGHAM, ALABAMA                             35242
  (Address of principal executive offices)                (Zip Code)


                                 (205) 408-7600
              (Registrant's telephone number, including area code)


                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

         On May 4, 1999, WinsLoew Furniture, Inc. ("WinsLoew") and Trivest Furniture Corporation (the "Purchaser"), a Florida corporation formed by Earl W. Powell of Trivest, Inc., who is also the Chairman of WinsLoew's Board of Directors, entered into a Second Amended and Restated Agreement and Plan of Merger pursuant to which, among other things, (i) the Purchaser increased the per share cash purchase price from $33.00 per share to $34.75 per share, and
(ii) the Purchaser deposited $3,000,000 in escrow, which deposit would be paid to the Company in the event that it terminates the agreement on the basis of certain breaches by the Purchaser. The amended agreement was approved by WinsLoew's Board of Directors, as well as the Special Committee of the Board appointed to evaluate the initial Trivest proposal and possible strategic alternatives.

         Pursuant to the amended agreement, the proposed merger is subject, among other things, to (i) shareholder approval and (ii) compliance with all applicable regulatory and governmental requirements. Accordingly, there can be no assurance that the Trivest merger will be consummated.

         The foregoing is qualified in its entirety by reference to the text of the Second Amended and Restated Agreement and Plan of Merger, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits

         EXHIBIT NO.    DESCRIPTION
         -----------    -----------

         2.1 Second Amended and Restated Agreement and Plan of Merger dated as of May 4, 1999 between WinsLoew Furniture, Inc. and Trivest Furniture Corporation.
         99.1           Press Release of WinsLoew Furniture, Inc. dated May 5,
                        1999.
















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                WINSLOEW FURNITURE, INC.



Date:  May 5, 1999              By: /s/ Vincent a Tortorici, Jr.
                                    ------------------------------------------
                                    Vincent A. Tortorici, Jr.
                                    Vice President and Chief Financial Officer




























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                                INDEX TO EXHIBITS

         EXHIBIT NO.    DESCRIPTION
         -----------    --------------------------------------------------------

         2.1 Second Amended and Restated Agreement and Plan of Merger dated as of May 4, 1999 between WinsLoew Furniture, Inc. and Trivest Furniture Corporation.*

         99.1           Press Release of WinsLoew Furniture, Inc. dated May 5,
                        1999.






















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*        The schedules thereto have not been filed herewith. The Registrant agrees to furnish copies of such schedules supplementally to the Commission upon request.






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